Exhibit 99.1 Investor Presentation April 2021

Disclaimer This presentation contains highly confidential and proprietary information regarding StoneMor, Inc. (“StoneMor” or the “Company”) and its subsidiaries and affiliates and their strategy and organization. This confidential presentation is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it to any third party in whole or in part without StoneMor’s prior written consent. This presentation contains forward-looking statements that are based on StoneMor’s current expectations or forecasts of future events as well as a number of assumptions, estimates and projections concerning future events. These statements can be identified by the use of forward-looking words, including “may,” “expect,” “anticipate,” “potential,” “forecast,” “likely,” “could,” “plan,” “project,” “believe,” “estimate,” “intend,” “will,” “should” or other similar words. Forward-looking statements are prepared in good faith based upon assumptions that are believed by management to be reasonable at the time such forward-looking statements are prepared, it being understood and agreed that forward-looking statements are not a guarantee of future performance and actual results may differ from the results discussed in or implied by the forward-looking statements and such differences may be material. These forward-looking statements involve risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are beyond management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Given these risks, uncertainties and other factors, you should not place undue reliance on the forward-looking statements. Forward-looking statements speak only as of the date the statements are made. StoneMor assumes no obligation and expressly disclaims any obligation to update or revise forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except as required by applicable law. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. In addition, this presentation includes certain non-GAAP financial measures. Non-GAAP financial measures are not measures of financial performance in accordance with U.S. generally accepted accounting principles (“GAAP”) and may exclude items that are significant in understanding and assessing the Company’s financial results. Because not all companies calculate non-GAAP financial measures identically (or at all), the information presented herein may not be comparable to other similarly titled measures used by other companies. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP. A reconciliation of non-GAAP financial measures to the nearest comparable GAAP amounts have been provided in the appendix. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements. You acknowledge that neither the Company nor any of its subsidiaries or affiliates, or any of its or their stockholders, subsidiaries, affiliates or associates, or any of their respective directors, officers, partners, employees, representatives, financing sources and advisors (the “Relevant Parties”) shall have any liability to you or any other person for furnishing the information contained herein or for any action taken or decision made by you in purported reliance on such information. No Relevant Party is making any representation or warranty as to the accuracy or completeness of the information contained in this document, and no Relevant Party shall have any liability to you or any other person for failing to furnish any other information now or in the future known to or in possession of any Relevant Party or have any obligation to update or supplement any information previously provided to you with any additional information. The furnishing of the information contained in this document shall not, under any circumstances, create any implication that there has been no change in the information set forth herein or in the affairs of the Company and its subsidiaries and affiliates since the date of such information or the date it was furnished. The presentation does not constitute or form part of, and should not be construed as an offer or the solicitation of an offer to subscribe for or purchase the securities referenced herein (the “Securities”), and nothing contained therein shall form the basis of or be relied on in connection with any contract or commitment whatsoever, nor does it constitute a recommendation regarding the Securities. Any decision to purchase the Securities should be made solely on the basis of the information that may be contained in an offering memorandum produced in connection with the offering of the Securities. Prospective investors are required to make their own independent investigations and appraisals of the business and financial condition of StoneMor and the nature of the Securities before taking any investment decision with respect thereto. The offering memorandum may contain information different from the information contained herein. The offer and sale of Securities has not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities may not be offered or sold in the United States or to U.S. persons unless so registered, or an exemption from the registration requirements of the Securities Act is available. 2

Today’s Presenters ◼ Joe Redling was named President and Chief Executive Officer and appointed to the Board of Directors in July 2018 ◼ Previously served as the Chief Operating Officer of Vonage Joe Redling Holdings. Inc. and Chief Executive Officer at Nutrisystem President & Chief Executive Officer along with various senior management at Time Warner and AOL ◼ B.S. in Business Management from St. Peter's University ◼ Joined StoneMor as the Company’s CAO in 2018 and became CFO in September 2019 ◼ Previously a Managing Director for a leading accounting and Jeff DiGiovanni transaction advisory firm in the Northeast from 2012 to Senior Vice President and Chief 2017 Financial Officer ◼ B.S. in Accounting and a Master of Science in Financial Services From Saint Joseph’s University ◼ Certified Public Accountant ◼ Keith joined StoneMor as a consultant in June 2019, becoming the Company’s VP of Financial Planning and Analysis in October 2019 Keith Trost ◼ Previously held senior roles in financial analysis and accounting at various real estate companies and developers Vice President of Corporate Development & Investor Relations◼ Started career as a Senior Accountant at Deloitte ◼ B.B.A. in Accounting from Notre Dame and M.B.A From Villanova 3

Table of Contents 5 1 Transaction Overview 9 2 Business Summary & Company Overview 19 3 Key Investment Highlights 32 4 Historical Financial Overview 36 5 Appendix 4

1 Transaction Summary

StoneMor

Transaction Overview

Company Overview	▪ StoneMor Inc. (NYSE: STON | the "Company") is one of the largest owners and operators of cemeteries in the US, operating across both Cemetery and Funeral Home offerings: – Cemetery operations generally include the sales of interment rights, such as plots, alongside merchandise and services – Funeral home operations offer a range of services such as viewings, cremations or wakes, in addition to merchandise such as caskets or flowers – The Company provides both products and services on a pre-need and at-need basis, currently through 304 cemeteries and 70 funeral homes in 24 states and Puerto Rico(1) ▪ For the year ending December 31, 2020, the Company generated revenue of $280 million and Adjusted EBITDA of $75 million – Robust asset base with ~$1.1 billion of book value(2) ▪ Axar Capital ("Axar") is the majority stockholder of StoneMor (currently at 75% ownership) and Axar's CEO, Andrew Axelrod, sits as the Chairman of the Board
Transaction Description	▪ StoneMor is seeking to refinance its existing Senior Secured Notes due 2024 and expand cash on balance sheet with the following (the "Transaction"): – $40.0 million Super Senior Revolving Credit Facility (the "Revolver"), undrawn – $400.0 million Senior Secured Notes (the "Notes") ▪ Pro forma for the Transaction, Total Net Leverage will be 4.2x(3) and Asset Coverage will be 2.8x(4)

Current management has completed a successful turnaround in 2020, by optimizing the asset base, right-sizing the cost structure, improving cash flow from operations and developing sustainable operating strategies that drive outsized growth

2020 Adjusted EBITDA of $75 million reflects 4.6x growth since 2018

(1) Does not include recently completed asset sales in Washington and Oregon, including 9 cemeteries and 10 funeral homes.
(2) Includes $86 million of pro forma cash for transaction, $133 million of accounts receivable, $501 million in merchandise trusts, $300 million in cemetery property and $83 million in fixed assets, all at book value as of 12/31/20 other than pro forma cash.
(3) Based on 2020 Adjusted EBITDA of $75 million.
(4) Calculated based on Gross Asset Value of $1,103 million divided by Total Debt of $400 million.

6

Sources, Uses & Pro Forma Capitalization

STONEMOR

($Millions, except as noted)

Sources of Funds		
New Super Senior Revolver ($40.0 million)	$	-
New Senior Secured Notes		400
Release of Restricted Cash [1]		21
Total Sources	**$**	**421**

Uses of Funds		
Repay Senior Secured Notes	$	345
Prepayment Penalty		20
Cash to Balance Sheet		46
Financing Fees & Expenses		10
Total Uses	**$**	**421**

Capitalization				
	As of 12/31/2020			
		Actual		**Pro Forma**
Cash & Cash Equivalents [2]	$	39	$	86
New Super Senior Revolver ($40.0 million)		-		-
New Senior Secured Notes		-		400
Senior Secured Notes		345		-
Total Debt	$	345	$	400
Market Capitalization [3]		261		261
Total Capitalization	$	605	$	661

Credit Statistics				
	As of 12/31/2020			
		Actual		**Pro Forma**
2020 Adjusted EBITDA	$	75	$	75
Gross Asset Value [4]	$	1,057	$	1,103
Total Leverage		4.6x		5.3x
Total Net Leverage		4.1x		4.2x
Asset Coverage		3.1x		2.8x
Equity / Total Capitalization		43.0%		39.4%

(1) Contingent upon final terms of Super Senior Revolving Credit Facility.
(2) Current Cash & Cash Equivalents excludes $20.8 million of restricted cash that is expected to be released in the future once a Revolver with LC facility is put in place. Pro Forma Cash & Cash Equivalents includes release of currently restricted cash. Does not reflect the $6.7 million repayment of existing notes from the Clearstone sale.
(3) Based on stock price of $2.21 as of 4/19/21.
(4) For actual, includes $39 million of cash, $133 million of accounts receivable, $501 million in merchandise trusts, $300 million in cemetery property and $83 million in fixed assets, all at book value as of 12/31/20. For pro forma, includes $86 million of pro forma cash for transaction, $133 million of accounts receivable, $501 million in merchandise trusts, $300 million in cemetery property and $83 million in fixed assets, all at book value as of 12/31/20.

7

Summary of Terms – Senior Secured Notes Issuer StoneMor Inc. (“the Company”). Issue $400 million Senior Secured Notes (the Notes ). Term 8 years. Placement Type 144A / Reg. S without registration rights (“for life”). Guaranteed on a senior secured basis by the Company and each of the Company’s existing and future domestic Guarantors operating subsidiaries. Secured by a security interest in substantially all of the Company’s assets, subject to permitted liens and Security Interest exceptions. Pursuant to an intercreditor agreement, the liens securing the Notes will be contractually subordinated to the liens securing our new revolving credit facility. Senior in right of payment to all existing and future senior subordinated indebtedness; equal with all other existing and future senior indebtedness (including our new revolving credit facility) effectively subordinated to Ranking our new revolving credit facility to the extent of the value of the collateral securing our new credit facility and structurally subordinated to the indebtedness and other liabilities of our subsidiaries that do not guarantee the notes. – Non-call 3, callable thereafter at a premium declining to par; Optional Redemption– Option to repay up to 10% of principal of the Notes at 103% for each of the first 3 years; – 40% equity clawback. Change of Control Offer 101%. Standard incurrence covenants for transactions of this type, including, but not limited to, limitations on: Certain Covenants Indebtedness, Restricted Payments, Dividends, Transactions with Affiliates, Investments, Liens, Acquisitions and Asset Sales. 8 8

2 Business Summary & Company Overview

StoneMor Company Overview

- StoneMor is one of the largest owners and operators of cemeteries in the US, operating both cemeteries and funeral homes in the deathcare industry
  - Founded in 1999 and headquartered in Bensalem, PA
  - Publicly traded on the New York Stock Exchange under ticker "STON"
- The Company operates through two primary segments, Cemetery (85% of 2020 revenue) and Funeral Homes (15% of 2020 revenue)
- The Company sells cemetery and funeral home goods and services both at the time of death ("at-need") and before death ("pre-need")
- StoneMor has created a robust backlog of future cash flows with $635 million of merchandise trust assets and accounts receivable along with additional investment income created by $312 million in perpetual care trusts[1]
  - A portion of pre-need sales are placed into merchandise trusts to cover future costs to service contracts with the funds returned to the Company after service is completed
  - The perpetual care trust is funded by sales of interments and lots, generating investment income for StoneMor into perpetuity
- Strong existing sponsorship from Axar Capital who has assisted in executing the Company's turnaround strategy while providing access various equity capital infusions

Geographically Diversified

Northeast
121 Cemeteries
11 Funeral Homes

Central & South
171 Cemeteries
54 Funeral Homes

West[2]
12 Cemeteries
5 Funeral Homes

Total[2]
304 Cemeteries
70 Funeral Homes



Not Pictured: Puerto Rico

2020 Revenue By Segment


Funeral Home 15%
Cemetery 85%

2020 Revenue Mix


Funeral Home Merchandise 8%
Funeral Home Services 7%
Interments / Property 24%
Investment & Other 16%
Cemetery Services 23%
Cemetery Merchandise 22%

(1) Represents book value of Merchandise Trusts, Accounts Receivable and Perpetual Care Trusts.
(2) Does not include recently completed asset sales in Washington and Oregon, including 9 cemeteries and 10 funeral homes.

10

Company Timeline

STONEMOR

Founding

- StoneMor is established as Cornerstone Family Services, transitioning to an MLP and rebranding as StoneMor after the IPO

Acquisition Growth

- Aggressive acquisition strategy implemented from 2005 – 2015
- MLP structure promotes shareholder distributions funded primarily from capital issuances

Headwinds

- Headwinds result in poor performance and inability to make unitholder distributions
- CEO and CFO resign in May 2017 while Company's poor financial performance, trading lag and accounting disruptions continue to debilitate StoneMor

New Management & Transformation

- Company replaces key senior leadership positions with highly experienced management to execute turnaround strategy
- Management identifies financial and operational issues, develops strategic initiatives and begins executing the plan
- Realization of upside through execution of strategic initiatives, focusing on core operations and efficiencies



1999 Cornerstone Family Services, Inc. is founded with 123 cemeteries and 4 funeral homes
2004 Successful IPO at $20.50 per share for a $175 million market cap
2005 – 2015 StoneMor implements aggressive acquisition strategy
2014 Entered agreement to lease and manage 13 cemeteries from AOP for $53 million
2016 50% cut to distributions resulting in 64% decrease in unit price
2017 CEO and CFO resign in May
2017 Eliminate unitholder distribution
2018 StoneMor completes comprehensive evaluation of performance, formulating turnaround strategy
2018 Joe Redling joins as CEO and new management team begins formation
2019 StoneMor completes refinancing transaction in June 2019, placing new $385 million Senior Secured Notes and $57.5 million equity investment by Axar-led investment group
2020 Complete most west coast divestitures, including Oakmont and Olivet for ~$74 million, with remainder of west coasts assets divested in 2021
1999 - 2004
2005 - 2015
2016 – Early 2018
Late 2018 & Beyond
2004 Rebrand as StoneMor Partners during transition to a Master Limited Partnership ("MLP")
Distributes ~$405 million in shareholder distributions
2017 Company misses reporting deadlines after restating 2013 – 2015 financial statements
2018 CEO Paul Grady resigns after 10 months with StoneMor in March
2019 Resolve financial reporting issues and become current on SEC filings
2019 Appoint Jeff DiGiovanni as CFO
2020 Record second half of 2020 with significant increase in cemetery sales production while reducing expenses

11

New Management Identified Issues In 2018… û ◼ No clear picture of true asset value or profitability Lack of Understanding Of ◼ Lack of strategic plan to leverage knowledge across broad and diverse asset base Diverse Asset Base ◼ No tier system to align resources, creating inefficient operations and poor performance û ◼ Centralized decision making at corporate level led to misalignment across key Centralized Functional functionalities Organization With Political ◼ Lack of accountability or ownership at property level with limited visibility to earnings Culture With Lack Of Accountability ◼ Lack of data driven insights and localization û ◼ Poor sales and high selling costs driven by weak field leadership ◼ Ineffective recruiting and training programs led to low productivity among new sales team Poor Sales Productivity members ◼ Sales compensation misaligned with budget û ◼ Corporate G&A, selling and operational expenses were redundant and excessive Inefficient Cost Structure ◼ Unnecessary expense load due to prior management’s inefficient acquisition integration û ◼ Ineffective reporting systems were heavily manual and dependent on individuals Financial Reporting Issues Led To Restatements and ◼ Lack of forecasting and predictability Late Filings ◼ Poor accounting leadership 12

…And Successfully Executed On Turnaround Strategy Identified and Executed Over $50 Million of Cost Saving & Performance Initiatives ✓ ◼ Full asset review was undertaken to create three property tiers for asset quality Focus on core Realign Focus On Top Tier operations while ◼ Successfully divested non-core assets outside of key markets, Assets & Strategy reducing leverage primarily on the west coast, allowing management to take advantage of scale ✓ ◼ Completed restructuring of decentralized model, creating two divisional presidents and 73 general managers in charge of regional Reorganize Field and Created efficient operations Corporate Operations To operations Increase Accountability ◼ Undertook review of property-level P&Ls to restructure and identify inefficiencies ✓ ◼ Performed extensive review of sales productivity by each sales cohort Increase sales Generate Greater Sales by tenure to identify top tier management teams efficiencies, Productivity With reliability and ◼ Created more efficient sales team and introduced new sales training, Sustainable Pipeline profitability generating stronger production using a smaller more efficient team ✓ ◼ Implemented various cost and expense reduction programs at both Eliminate Redundant the asset and corporate level Rightsized expense Expenses & Implement structure ◼ Reduced corporate overhead through staffing reductions and Tighter Management implementation of expense management systems ✓ Renewed Focus On ◼ Hired new accounting and financial teams to execute appropriate Generated increased reporting policies, resulting in a return to consistent reporting and transparency and Accounting & Financial financial integrity forecasting insights Segments 13

COVID-19 Update

Continued Growth Through COVID-19 Pandemic Demonstrates The Diversification and Robustness of StoneMor's Offerings & Business Model

- ✓ *StoneMor is an essential business and the Company has quickly adapted to changes in the operating environment – automating processes and moving to distanced transactions*
- ✓ *Despite negative impacts and headwinds created by COVID-19, the Company continued its path of significant growth over prior years*
- ✓ *Resilient business model with blend of pre-need and at-need sales across both cemetery and funeral home offerings*
- ✓ *The COVID-19 pandemic presents unique opportunities with an increased focus on deathcare needs and transition to new sales initiatives*

StoneMor Business Model Proves Resilient During COVID-19, Despite Initial Impacts

Cemetery Sales Production – Continuing Operations vs. Prior Year ($ in millions)(1)


Despite initial negative impacts from COVID-19, still experiencing modest growth
Continue to recognize growth with outsized pace
4.8%
5.0%
32.6%
22.0%
15.8%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
FY 2020

(1) Cemetery sales production represents dollar volume associated with new contracts written during the period.

14

Cemetery Segment Overview Cemetery Profile Historical Cemetery Segment Income ($ in millions, GAAP) ◼ StoneMor owns 274 cemetery properties and $40 (1) leases or operates an additional 30 sites $35 ◼ The Company has a diverse offering across $30 merchandise, property and investment segments, with a bulk of its revenue coming $20 from the sale of lots and markers in addition to investment income from its merchandise and $8 perpetual care trusts $10 ◼ Approximately half of cemetery sales are pre- $0 need, driving strong backlog of cash flows 2019 2020 ◼ StoneMor’s portfolio of cemeteries consist of an aggregate average remaining sales life of over 2020 Product Mix 2020 Sale Type 270 years ─ Meaningful asset value that converts to cash Investment & Other flows driven by consistent demand and high Property 18% sales margins 29% ◼ Management expects cemetery sales to continue growing with a strong backlog of Pre- At-Need Need deferred revenues and additional demand 51% 49% driven by its revamped salesforce Services ─ The addressable market continues to grow 28% as the US population continues to age, creating increased demand Merchandise 25% (1) Does not include recently completed asset sales in Washington and Oregon, including 9 cemeteries. 15

Cemetery Segment Overview (Cont'd.)

StoneMor

Cemeteries Sell Interment Rights, Including Perpetual Care and Maintenance of the Site, Along With Related Merchandise and Services

Merchandise (25% of Cemetery Revenue)

Markers



- Memorial that shows who is remembered, the dates of birth and death and other pertinent information

Bases



- Base supports upright markers (used only in conjunction with markers)

Vaults



- Rectangular container that sits in the burial lot and in which the casket is placed

Urns



- Receptacle for holding cremated remains

Caskets



- A box for holding a body, made of wood, metal or concrete

Property (29% of Cemetery Revenue)

Burial Lots



- Parcel of property that holds interred human remains

Mausoleums



- Above ground structure that may be designed for a particular customer (private) or for multiple customers (community)

Crypts



- Series of closely spaced enclosures for caskets in a community mausoleum

Niches



- Spaces in which the ashes remaining after cremation are stored
- Often part of a community mausoleum

Services (28% of Cem. Rev.)

Openings and Closings



- Digging and refilling of burial spaces to install the vault and place the casket into the vault

Installations



- Installation of cemetery merchandise

Note: Reflects examples of merchandise and services sold. Not reflective of comprehensive list.

16

Funeral Home Segment Overview Funeral Home Profile Historical Funeral Home Segment Income ($ in millions, GAAP) ◼ StoneMor operates 70 funeral homes in the US $10 (1) and Puerto Rico ◼ Funeral homes generally sell packages of funeral services (“calls”), which include consultation, $5 preparation of remains, transportation and the $4 use of facilities for ceremonies, in addition to merchandise sold at the homes ◼ A majority of StoneMor’s funeral homes are $0 located within similar geographical areas, 2019 2020 allowing for shared resources such as limos, hearses, embalmers and marketing 2020 Product Mix 2020 Sale Type ─ Generates synergies across clusters to create additional economies of scale Pre- Need Merchandise 22% 52% ◼ Pre-need funeral home revenues create a backlog of cash flows and margin for the future ◼ Funeral homes are generally more focused on at- need business, creating recurring cash flow streams received at the time of sale Services 48% At- Need 78% (1) Does not include recently completed asset sales in Washington and Oregon, including 10 funeral homes. 17

Funeral Home Segment Overview (Cont’d.) Funeral Home Product Offerings Include Memorial Services and Related Merchandise Merchandise (52% of Funeral Home Revenue) Services (48% of Funeral Home Revenue) Caskets Urns Traditional Services Graveside Services ◼ A box for holding a body, made ◼ Receptacle for holding cremated ◼ Can include a viewing, wake or ◼ Funeral service held at the gravesite visitation followed by a service held of wood, metal or concrete remains for both land burials and cremations at a funeral home, place of worship ◼ Can follow a traditional service or be or private residence a stand-alone event Monuments Flowers Direct Cremation Cremation with Service ◼ Body is cremated without ◼ Identical to a traditional full service ◼ A grave marker, usually elaborate ◼ Flower arrangements for services embalming with no service being funeral with the only difference and of large scale held being the body is cremated instead of being embalmed and interred Note: Reflects examples of merchandise and services sold. Not reflective of comprehensive list. 18

3 Key Investment Highlights

Key Investment Highlights Highly Fragmented Industry With Secular Tailwinds 1 Robust Asset Base With Meaningful Intrinsic Value 2 Significant Backlog Supports Future Cash Flow 3 Strategic Initiatives Continue To Drive 4 Improved Performance Platform Poised For Growth 5 Experienced Management Team Successfully Executing Strategy 6 20

1 Highly Fragmented Industry With Secular Tailwinds (1) Large Addressable Market Significant $20 Billion $16 Billion $4 Billion Revenue Base… Total Deathcare Revenue Funeral Revenue Cemetery Revenue …Driven By 3 Million ~22,000 ~5,000 Consistent Demand Total Deaths Funeral Homes Cemeteries (2) The US Has a Large And Growing Aging Demographic Population (in thousands) 140,000 120,000 Age 75+ Typical At-Need 100,000 Customer 80,000 Age 65-74 Typical Pre- 60,000 Need Funeral Customer 40,000 Age 55-64 Typical Pre- 20,000 Need Cemetery Customer 0 2020 2025 2030 2035 2040 2045 2050 (1) IBIS and SCI Investor Presentation. (2) US Census Bureau. 21 Population

1 Highly Fragmented Industry With Secular Tailwinds (Cont'd.)

StoneMor

Aging US Population Continues To Drive Both Pre-Need and At-Need Sales, Creating A Pipeline Of Current and Future Revenues

- The US deathcare industry continues to recognize growth, with over $20 billion in revenue in the funeral home and cemetery industries
- US Deathcare is heavily correlated to the number of deaths
  - Increases in disposable income also create additional margin while benefiting operating leverage
- COVID has heightened the awareness of older populations, driving younger groups to consider planning future arrangements on a pre-need basis while the effects of the pandemic expand at-need services
- Those aged 65 years or older account for a majority of US deaths, and an aging population will continue to drive sales of pre-need and at-need merchandise and services
  - Projected deaths are expected to rise considerably as the population gets older into adulthood
  - The Baby Boomer generation will be older than 65 by 2035 and will be the first time in US history that those aged 65+ are projected to outnumber children under 18

The US is Experiencing a Significant Increase In Those 65+(1)

US 65+ Population (in millions)


95% Growth Through 2050
56
78
86
2020
2035
2050

US Deaths Are Expected to Increase Due to Aging Population(2)

US Historical and Projected Deaths (in millions)


1.7
2.0
2.4
2.8
3.6
4.1
1960
1980
2000
2020
2040
2060

(1) US Census Bureau.
(2) United Nations Estimates. Reflects average annual number of deaths over prior 5 years for both historical and projected periods. Uses medium estimate of death for projections.

22

1 Highly Fragmented Industry With Secular Tailwinds (Cont'd.)

Non-Discretionary Industry With Infrastructure-Like Characteristics and High Barriers To Entry

- Highly fragmented industry with approximately 5,000 cemeteries and 22,000 funeral homes[1]
  - Very few new entrants to the industry with established names taking advantage of scale
- Cemeteries share similar qualities to infrastructure:
  - **Long-dated physical assets:** Useful life of cemetery assets are decades-long
  - **High barriers to entry:** Regulated industry with unique zoning laws and large upfront capital requirements
  - **Limited competition:** Relies on local traffic and reputation with competition generally limited to a 15-20 mile radius and abundant capacity at existing cemeteries further discourages new entrants
  - **Low obsolescence risk:** Low to no reliance on technology protects deathcare from obsolescence
- Funeral home business is generally driven by longstanding local reputations that attract business
  - Highly sensitive and emotional resonance of deathcare relies on reputation
  - Creates a barrier to entry for new businesses and limits the extent to which funeral homes compete against each other in markets

Cemetery Industry Overview

- Sales oriented cemetery employees driving revenue
- High barrier to entry with zoning restrictions and upfront capital requirements
- Abundant supply with limited new entrants




Funeral Home Industry Overview

- Funeral home employees are dedicated caregivers
- Some customers are driven by ethnic and religious considerations
- Retail consumer staple with a majority of Americans passing through a funeral home after death




(1) IBIS and SCI Investor Presentation.

23

2 Robust Asset Base With Meaningful Intrinsic Value ($Millions) Significant Asset Base Provides Attractive Coverage of Debt and Future Liabilities with Long Term Cash Flow Potential Customer Receivables Associated with Pre-Need Contracts, Net of Cancellation Reserve and Cash Pro Forma for Transaction A Book Value of Merchandise Trusts – Investments In State Regulated Accounts Associated with Pre-Need Sales B Book Value of Unsold Cemetery Inventory C Book Value of Property and Equipment, Net of Accumulated Depreciation D Significant Asset D Coverage C B A (1) (2) Source: 2020 GAAP financials. (1) Includes accounts receivable of $133 million and pro forma cash of $86 million. (2) Cost of goods sold at time of service is generally 20% - 30% of deferred revenue. 24

2 Robust Asset Base With Meaningful Intrinsic Value (Cont'd.)

Recent Divestitures of Non-Core Assets Achieved Attractive Valuations – Proves Out Liquidity and Strength of StoneMor's Portfolio

Asset	Strategic Rationale and Outcome
Oakmont – Lafayette, CA 	▪ Located in a non-core market for StoneMor with competition from other sizable deathcare players – StoneMor was able to sell an asset outside of its primary markets ▪ Reduced regional management expenses and avoided future capital expenditure requirements ▪ $33.0 million sale value resulted in a strong net gain for the company and provided capital to pay down debt
Olivet – Colma, CA 	▪ California was identified as a market exposed to heavy regulation outside of StoneMor's key operating states ▪ Future costs related to an additional land takedown were avoided through the divestiture ▪ Attractive pricing at a total sale price of $41.4 million[(1)]

Deathcare Assets Are Separable and Trade Frequently – StoneMor Divested California Portfolio Among 3 Different Buyers

(1) Total sale price of $41.4 million includes $24.3 million in cash and a $17.1 million assumption of lot takedown obligations.

25

3 Significant Backlog Supports Future Cash Flow Steady Current Cash Flow Through Conversion of Pre-Need Sales ◼ StoneMor sells its cemetery and funeral home Interments Performed By Contract Type products and services on both an at-need and pre-need basis 100% 90% 80% ─ At-need contracts create immediate cash 48% 51% 70% flow 60% 50% ─ Pre-need contracts drive future business and 40% create a strong backlog of contracted cash 30% flows 52% 49% 20% 10% ◼ Servicing both at-need contracts and pre-need 0% contracts (pre-need turning at-need) creates 2019 2020 current income to cover operating costs At-Need Pre-Need ─ Almost half of interments and funeral home services performed are pre-need, allowing Pre-Need Sales Create Large Merchandise Trust And Investment Income StoneMor to unlock cash flows from its )(1) GAAP Merchandise Trust & Perpetual Care Trust and Interest & Dividends ($ in millions backlog of contracts $65 $59 ◼ StoneMor also generates additional ongoing $60 $2,000 cash flows from investment income earned on $55 pre-need sales proceeds placed in trust $50 $1,500 $50 $45 ◼ In addition, the Company offers financing on $1,000 $814 $792 its pre-need contracts, creating additional $40 interest income from customer receivables, $312 $314 $35 $500 providing an additional avenue to secure $30 $501 $477 future cash flow $0 $25 2019 2020 Merchandise Trust Perpetual Care Trust Interest & Dividends (1) Reflects book value of merchandise trust and perpetual care trust based on 2020 GAAP financials and Interest and Dividends are those received by the merchandise and perpetual care trusts in 2020 and 2019. 26

4 Strategic Initiatives Continue To Drive Improved Performance (Cont'd.)

StoneMor

Improving Corporate Expense Relative to Peers

- StoneMor management implemented a detailed vendor & supplier review that resulted in material changes to key counterparties
- Revisited staffing at corporate and field level to recognize efficiencies and reduce costs
- Identified over $50M in costs across corporate overhead, sales and field operations

Corporate Expense Has Declined as % of Revenue

2020 GAAP Corporate Expense / Revenue(1)



16.9%
12.9%
11.0% - 13.0%
4.0%
12.3%
StoneMor (2018)
StoneMor (2020)
StoneMor Target
SCI
CSV

Improving Net Sales – Doing More with Less

- StoneMor identified low productivity issues with its salesforce in 2018, creating a plan to maximize revenue while reducing drag on selling expenses
  - The Company reorganized its sales team, focusing on long term retention of top sales employees with a more effective onboarding and training process for new hires
  - Realigned incentives and pushed sales accountability to regional levels

Sales Productivity Increased 25% In 2020

Adjusted Net Sales Income and Margin ($ in millions)(2)



Adj. Net Sales Income
Margin
$186
$177
$221
58%
60%
65%
2018
2019
2020

Source: Company filings.
(1) On GAAP basis for reporting.
(2) Adjusted net sales income reflects continuing operations revenue less cost of goods sold, selling expense and funeral home expenses, plus deferred revenue, less deferred selling expense. Margin calculated by dividing adjusted net sales income by revenue plus deferred revenue for period.

28

5 Platform Poised For Growth With Access To New Capital, StoneMor Can Continue To Execute On a Targeted, Long-Term Growth Strategy To Reduce Leverage and Increase The Sustainability of Its Operations ◼ Continue to recognize the benefits of expanding margins created through the realization of the Company’s turnaround strategy and sustainable operational performance ◼ Focus on sales growth and 4-Wall EBITDA, driving both at-need and pre-need sales for additional cash Continued Execution of flow today and into the future Develop A Sustainable, Organic Growth Long ◼ Explore new product offerings to cater to evolving consumer demands Term Strategy ◼ Deploy capex projects to capitalize on new sales, performance or efficiency opportunities ◼ Target core markets for accretive, strategic growth that complements StoneMor's existing portfolio, while leveraging the Company’s scale and management capabilities Inorganic Growth and ◼ Focus on existing synergies to add value to new acquisitions, including trust management capabilities M&A Opportunities and a robust pre-need sales platform ◼ Use excess cash flow to acquire new properties to create additional EBITDA ◼ Grow at a sustainable pace and integrate assets to take advantage of StoneMor’s existing platform and management expertise Naturally De-Lever & Evaluation of Grow Platform◼ Continue to build upon StoneMor’s strong backlog of assets and trust appreciation through existing Opportunities operations, organic growth opportunities and future acquisitions 29

6 Experienced Management Team Successfully Executing Strategy

StoneMor



Joe Redling
President & CEO

- Named President and Chief Executive Officer and appointed to the Board of Directors in July 2018
- Previously served as the Chief Operating Officer of Vonage Holdings, Inc. and Chief Executive Officer at Nutrisystem along with various senior management at Time Warner and AOL
- B.S. in Business Management from St. Peter's University



Jeff DiGiovanni
SVP & CFO

- Joined as CAO in 2018 and became CFO in September 2019
- Previously a Managing Director for a leading accounting and transaction advisory firm in the Northeast from 2012 to 2017
- B.S. in Accounting and a Master of Science in Financial Services From Saint Joseph's University
- Certified Public Accountant



Austin So
SVP & CLO

- Joined as Chief Legal Officer in 2016
- Previously the Division General Counsel and Secretary of Heraeus, a Fortune Global 500 manufacturing conglomerate
- A.B. from Harvard University and J.D. from the University of Pennsylvania School of Law



Tom Connolly
SVP of Business Planning & Ops

- Joined in 2019 initially as a consultant before being named to SVP of Business Planning & Operations in late 2019
- Previously served as VP of Business Operations for Brookstone
- B.A. in Political Science from Haverford



Lindsay Granson
SVP of Sales & Marketing

- Joined in 2017 and named SVP of Sales & Marketing in 2021
- Previously held various leadership roles in the Senior Living sector
- B.A. in Elementary Education from Wright State University



Robert Page
SVP of Funeral Homes & Projects

- Joined in 2018 as President of the Western Division before becoming SVP of Funeral Homes & Special Projects in 2021
- Previously worked for several public and private deathcare consolidators in various acquisitions, finance, tech and operations roles



Keith Trost
VP of Corporate Development & IR

- Joined in 2019 as the VP of FP&A
- Previously held various senior roles in financial analysis and accounting at real estate developers and Deloitte
- B.B.A in Accounting from Notre Dame and M.B.A From Villanova



Jack Omer
Divisional President, South & Midwest

- Joined in 2017 as Regional Vice President of Sales before being appointed to Division President in 2018
- Previously worked in leadership at Brookdale Senior Living
- Oversees operations and sales in the South, Midwest, and Puerto Rico



Marc Bing-Zaremba
Divisional President, Northeast

- Joined in 2015 before being named President of the Northeast Division in 2019
- Previously held senior leadership positions in real estate and a US Army Veteran

30

Strategic Benefits of Majority Shareholder – Axar Capital

AXAR CAPITAL

StoneMor's Largest Stockholder

- Axar Capital has continued to be a premier partner for StoneMor, providing capital as the Company began executing its turnaround strategy beginning in 2019
  - Became the Company's majority stockholder during a series of refinancing transactions during the summer of 2019, providing an equity infusion into StoneMor
  - Currently holds ~75% of StoneMor's common stock

Board Leadership

- Andrew Axelrod founded Axar Capital in 2015 and serves as the firm's Managing Partner and Portfolio Manager
  - Previously a Partner and Co-Head of North America Investments at Mount Kellett Capital Management in addition to positions at KKR and Goldman Sachs
- Andrew was named the Chairman of the Board in June 2019
- Actively supporting the implementation of StoneMor's turnaround plan and growth prospects

Trust Fund Investment Performance

- Axar Capital identified sub-performance of trust fund investments, unlocking additional value and cash flow to StoneMor by advising on reinvestment of fund assets
  - Prior trust assets were under-managed and lacked an optimal return profile
  - Axar has helped reallocate funds into higher yielding assets, generating significant free cash flow

New Equity Investment

- Axar served as a key partner in the Company's refinancing transactions in June 2019
- Helped source capital to refinance StoneMor's previous debt, allowing the Company to continue operations and avoid liquidity issues
  - $57.5 million of new equity proceeds from an Axar-led investor group in June 2019

31

4 Historical Financial Overview

Continue To Exhibit Financial and Operational Strength

Strong Q4 Results, Anticipating Another Strong Year Ahead

- StoneMor continued to execute on its financial and operational initiatives having concluded a successful Q4
  - Achieved 28% revenue growth and significant Adjusted EBITDA growth in Q4 2020



Revenue
($ in millions)
$58.3
28% Growth
$74.9
Q4 2019
Q4 2020



Adjusted EBITDA
($ in millions)
$3.0
838% Growth
$28.4
Q4 2019
Q4 2020

Refinancing Transaction Takes Next Step Toward Long-Term Success

- The proposed refinancing transaction will bolster StoneMor's credit profile by:
  - ✓ Adding cash to the balance sheet as well as undrawn revolver capacity, increasing liquidity
  - ✓ Significantly extending the debt maturity
  - ✓ Reducing interest rate on debt
  - ✓ Increasing financial flexibility with less restrictive covenants
  - ✓ Expanding debt investor buyer base, thereby establishing a beach head for future capital markets transactions

33

Financial Highlights ($Millions) (1) Revenue Gross Profit Gross Profit Gross Profit Margin 84% 83% 80% $284 $280 $234 $228 $257 $214 2018 2019 2020 2018 2019 2020 Adjusted EBITDA Maintenance Capital Expenditures Adjusted EBITDA Adjusted EBITDA Margin $75 27% $16 $14 $4 $2 $2 6% 5% 2018 2019 2020 2018 2019 2020 Adjusted EBITDA increased $61 million from FY’19 to FY’20 as a result of StoneMor more fully realizing the effects of its significant expense reduction initiatives coupled with sales upside in 2020 Merchandise & Perpetual Care Trusts Balance $814 $792 $738 $312 $314 $295 $501 $477 $443 2018 2019 2020 Merchandise Trust Perpetual Care Trust Source: Company filings. Note: For comparable locations. 34 (1) Defined as Revenue less Cost of Goods Sold and Funeral Home Merchandise expenses.

Adjusted EBITDA Reconciliation Continuing Operations FYE 12/31 10-K Actual Adj. for Discontinued ($ in millions) 2018 Operations 2018 2019 2020 Net loss from continuing operations (72.7) (7.3) (78.5) (154. 7) (37.3) Income tax (benefit) expense (1.8) - (1.8) 28.2 (4.9) Interest expense 30.6 - 30.6 45.2 45.5 Depreciation and amortization 11.7 (0.5) 11.2 10.2 9.2 EBITDA $ (32.2) $ (7.8) $ (38.5) $ (71.1) $ 12.5 Other gains (losses), net 11.5 - 11.8 7.9 (0.1) Loss on debt extinguishment - - - 8.5 - Loss on impairment of goodwill - - - 24.9 - Cost of lots sold 7.8 - 7.8 7.0 5.8 Non-cash stock compensation 2.5 - 2.5 3.6 1.5 Change in deferred revenue 37.4 - 37.4 36.7 61.6 Change in deferred selling and obtaining costs (4.8) - (4.8) (3.6) (6.4) Adjusted EBITDA $ 22.3 $ (7.8) $ 16.2 $ 13.8 $ 74.9 Net Leverage Reconciliation Pro Forma Debt 400.0 Pro Forma Cash & Cash Equivalents (86.6) Pro Forma Net Debt $ 313.4 Net Leverage (Net Debt / 2020 Adjusted EBITDA) 4.2x 35

5 Appendix

Corporate Organizational Chart Issuer of the new senior secured notes StoneMor Inc. (Delaware) (NYSE: STON) Guarantors of the new senior secured notes “Excluded Subsidiaries” include: ◼ Immaterial subsidiaries StoneMor StoneMor LP ◼ Foreign subsidiaries Partners L.P. Holdings, LLC ◼ Controlled foreign corporations (Delaware) (Delaware) (CFCs) ◼ Parent companies of CFCs with no other material assets ◼ Cemetery non-profits StoneMor Operating ◼ Subsidiaries that are subject to LLC a legal restriction from (Delaware) guaranteeing the new senior secured notes or pledging collateral Domestic Subsidiaries Excluded (Other than Excluded Subsidiaries Subsidiaries) 37